Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into effective as of the 3rd day of April 2007, by and between Petro Resources Corporation, a Delaware corporation (the “Company”), and the investors signatory hereto (each such investor is a “Purchaser” or a “Holder” and all such investors are, collectively, the “Purchasers” or the “Holders”).

WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the “Purchase Agreement”);

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.    Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms will have the meanings as set forth herein:

“Commission” means the United States Securities and Exchange Commission, and any successor thereto.

“Common Stock” means the Company’s Common Stock, $0.01 par value, or the capital stock of any successor corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture or other non-corporate business enterprise, limited liability company, joint stock company, trust, organization, business, labor union or government (or an agency or subdivision thereof) or other entity of any kind.

“Registrable Common” means any shares of Common Stock issued or issuable upon conversion of the Shares pursuant to the Transaction Documents, and any shares of Common Stock issuable upon the exercise of the Remaining Warrants, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that Registrable Common will not include any shares, the sale of which has been registered pursuant to the Securities Act or which have been or could be sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act without restriction under the volume limitations of Rule 144.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act for a primary offering in reliance on General Instruction to I.B.1 to such Form.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

“Well-Known Seasoned Issuer” shall mean a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act.

2.    Registration Rights.

2.1    Subject to the limitations and requirements set forth in this Section 2, the Company will use reasonable best efforts to prepare and file, by April 30, 2007, a registration statement under the Securities Act, on the appropriate form covering the resale of all of the Registrable Common (including in an offering on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act) and will use reasonable best efforts to cause such registration statement to become effective as soon as is practicable after such filing; provided, however, that (A) before filing a registration statement or prospectus or any amendments or supplements thereto (including any documents incorporated by reference therein), or before using any “free writing prospectus” (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”), the Company shall provide the Purchasers and their counsel with an adequate and appropriate opportunity to review and comment on such registration statement, each prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the Commission.

2.2    If the Company furnishes to each Purchaser a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company such registration statement should not be filed at such time because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a “Valid Business Reason”), then the Company will have the right to defer such filing for a period ending not later than thirty (30) days from the filing date of such registration statement as required herein; provided, however, that the Company may only exercise such right to defer filing once in any period of twelve (12) consecutive months.

2.3    Form S-3 Registration. Upon the Company becoming eligible for use of Form S-3 under the Securities Act in connection with a secondary public offering of its equity securities (including an offering on a delayed or continuous basis pursuant to Rule 415 promulgated under the Act (a “Shelf Registration”)) the Company shall:

2.3.1    promptly, but in no event later than ten (10) days before the anticipated filing date of such Form S-3, give written notice of the proposed registration, which notice shall describe the proposed registration, the intended method of disposition of such Registrable Common, any related qualification or compliance and any other information that at the time would be appropriate to include in such notice, to all Holders; and

2.3.2    effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all Registrable Common, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

(a)    if Form S-3 is not available for such offering by the Holders; or

(b)    if the Company shall furnish to the Holders a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating a Valid Business Reason, in which event the Company shall have the right to defer such filing until the Valid Business Reason no longer exists; provided, however, that such filing may be deferred for a period of not more than thirty (30) days after the Company becomes eligible for use of Form S-3; provided, further, that this right and the Company’s right under Section 2.2 may not be exercised by the Company more than once in any period of twelve (12) consecutive months.

2.3.3    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Common as soon as practicable after the Company becomes eligible for use of Form S-3.

2.3.4    The “Plan of Distribution” section of such Form S-3 shall permit all lawful means of disposition of Registrable Common, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers, and sales not involving a public offering.

2.3.5    The obligations set forth in this Section 2.3 shall not apply if the Company has a currently effective Automatic Shelf Registration Statement covering all Registrable Common in accordance with Section 2.3.6 and has otherwise complied with its obligations in respect thereof pursuant to this Agreement.

2.3.6    After the registration statement on Form S-3 is declared effective, upon written request by one or more Holders, the Company shall, as promptly as practicable after receiving such request, (a) if it is a Seasoned Issuer or Well-Known Seasoned Issuer, or if such registration statement is an “automatic shelf registration statement” on Form S-3ASR as defined in Rule 405 promulgated under the Act (an “Automatic Shelf Registration Statement”), file a prospectus supplement to include such Holders as selling stockholders in such registration statement or (b) if it is not a Seasoned Issuer or Well-Known Seasoned Issuer, and the Registrable Common requested to be registered represent an anticipated aggregate offering price of more than $5,000,000, file a post-effective amendment to the registration statement to include such Holders in such Shelf Registration and use reasonable best efforts to have such post-effective amendment declared effective as promptly as possible following such request.

2.3.7    Upon the Company becoming a Well-Known Seasoned Issuer, (a) the Company shall give written notice to all of the Holders as promptly as practicable but in no event later than five (5) days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (b) the Company shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Common held by the Holders in accordance with the terms of this Agreement. The Company shall use its reasonable best efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than 15 days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Common. The Company shall give written notice of filing such registration statement to all of the Holders as promptly as practicable thereafter. At any time after the filing of an Automatic Shelf Registration Statement by the Company, if it is reasonably likely that it will no longer be a Well-Known Seasoned Issuer as of a future determination date (the “Determination Date”), at least 30 days prior to such Determination Date, the Company shall (i) give written notice thereof to all of the Holders as promptly as practicable but in no event later than 15 days prior to such Determination Date and (ii) if the Company is eligible to file a registration statement on Form S-3 with respect to a secondary public offering of its equity securities, file a registration statement on Form S-3 with respect to a Shelf Registration in accordance with this Section 2.3, and use its reasonable best efforts to have such registration statement declared effective prior to the Determination Date. Any registration pursuant to this Section 2.3.7 shall be deemed a Shelf Registration for purposes of this Agreement.

3.    Registration Procedures. When the Company is required by the terms of this Agreement to effect the registration of Registrable Common under the Securities Act (including pursuant to Section 2.3), the Company will:

3.1    Filing. Prepare and file with the Commission a registration statement with respect to such securities, and use reasonable best efforts to cause such registration statement to become and remain continuously effective until the earlier of (i) such time as the Purchasers cease to own any Shares or Registrable Common, (ii) such time as all Registrable Common may be sold pursuant to Rule 144(k) or (iii) three years from the date of this Agreement.

3.2    Period of Effectiveness. Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement continuously effective for the period described in Section 3.1.

3.3    Copies. Furnish to the Holders participating in such registration and, if applicable, to the underwriters of the securities being registered, prior to filing the registration statement, at least one copy of such registration statement as is proposed to be filed, and thereafter such reasonable number of copies of the registration statement (including all amendments and supplements thereto), preliminary prospectus, final prospectus (including all amendments and supplements thereto), any prospectus filed pursuant to Rule 424 promulgated under the Securities Act, any Free Writing Prospectus, in each case, in conformity with the requirements of the Securities Act, and such other documents as the Holders or such underwriters may reasonably request in order to facilitate the disposition or public offering of such securities.

3.4    Blue Sky. Use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request in writing from time to time, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such Holder requests or until all of such securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company will not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation or subject itself to taxation in any jurisdiction wherein it is not so qualified or taxed. The Company shall notify each Holder of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Common for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose. The Company will not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act.

3.5    Notification. Notify the Holders participating in such registration, (i) when a prospectus, any prospectus supplement, any Free Writing Prospectus, a registration statement or a post-effective amendment to a registration statement has been filed with the Commission, and, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has become effective, and (ii) of the existence of any fact or happening of any event which makes any statement of a material fact in a registration statement, related prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the registration statement, prospectus or Free Writing Prospectus in order that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.6    Amendment Notice. Promptly notify the Holders participating in such registration promptly of any request by the Commission or any other federal or state governmental authority to amend or supplement such registration statement, prospectus or Free Writing Prospectus or to provide additional information.

3.7    Update. Prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendment or supplement to such registration statement, prospectus or Free Writing Prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3.8    Stop Orders. Advise the Holders participating in such registration, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission or any other federal or state governmental authority suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly take all actions required to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

3.9    Filing Fees. Within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby).

3.10   Securities Exchange. Cause all shares of Registrable Common to be listed on each securities exchange on which Common Stock issued by the Company is then listed, provided that the applicable listing requirements are satisfied.

3.11   Transfer Agent. Provide a transfer agent and registrar for all such Registrable Common and a CUSIP number for all Registrable Common, in each case not later than the effective date of such registration statement.

3.12   Limitations on Covered Securities. Any registration filed pursuant to this Agreement shall cover only the Registrable Common and no other securities of the Company.

4.    Expenses. With respect to the registration requested pursuant to Section 2 hereof and with respect to each inclusion of Registrable Common in a registration statement pursuant to Section 2 hereof, the Company will bear all of its fees, costs and expenses, including: (i) all Commission, stock exchange and NASD registration and filing fees; (ii) all printing, messenger, and delivery expenses; (iii) all fees, expenses and disbursements of counsel and accountants for the Company; (iv) all internal Company expenses; (v) all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified; and (vi) the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the Holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the Holders, and any other expenses incurred by the Holders will be borne by the Holders.

5.    Indemnification.

5.1    Indemnification by Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof, its stockholders, partners, members, directors, officers, and Affiliates and any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse each of such Holder and each such underwriter and controlling Person with respect to, any and all loss, claim, damage, expense and liability (collectively, “Losses”) to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act, state securities laws or otherwise, and the Company will pay to each such Holder, underwriter or controlling person any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, prospectus or Free Writing Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling Person in writing specifically for use in the preparation thereof; provided, further, that the indemnity agreement in this Section 5.1 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, and that the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) will not inure to the benefit of any Holder on account of any Loss whatsoever arising from the sale of any Registrable Common by such Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Holder to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid).

5.2    Indemnification by Holder. Each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof will severally, but not jointly, indemnify and hold harmless the Company, its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Holder selling securities pursuant to such registration statement, any controlling Person of any such selling Holder, any underwriter and any controlling Person of any such underwriter (each, an “Indemnitee”) from and against, and will reimburse any Indemnitee with respect to, any and all Losses to which such Indemnitee may become subject under the Securities Act, state securities laws or otherwise, and such Holder will pay to each Indemnitee, any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, prospectus or Free Writing Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.2 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without, and that the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) will not inure to the benefit of any Indemnitee on account of any Loss whatsoever arising from the sale of any Registrable Common by the Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Indemnitee to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid); provided, further, that the obligations of each Holder under this Section 5.2 will be limited to an amount equal to the net proceeds to such Holder from the sale of Registrable Common as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder’s fraudulent misconduct.

5.3    Indemnification Procedures. Promptly after receipt by a party entitled to indemnification pursuant to this Section (each, an “Indemnified Party”) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such Indemnified Party will, if a claim is to be made against the party obligated to provide indemnification pursuant to this section (each, an “Indemnifying Party”), promptly notify the Indemnifying Party of the commencement thereof; provided, however, that the omission to provide such notice will not relieve the Indemnifying Party from any liability hereunder, except to the extent that the delay in giving, or failing to give, such notice has a material adverse effect upon the ability of the Indemnifying Party to defend against the claim. In case such action is brought against an Indemnified Party, the Indemnifying Party will have the right to participate in and, at the Indemnifying Party’s option, to assume the defense thereof, singly or jointly with any other Indemnifying Party similarly notified, with counsel or reasonably satisfactory to the Indemnified Party; provided, further, that (a) if the defendants in any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there may be legal defenses available to any Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party will have the right to select counsel to participate in the defense of such action on behalf of such Indemnified Party at the expense of the Indemnifying Party and (b) the Indemnifying Party will be responsible for the expenses of only one such special counsel (and one local counsel if necessary for jurisdictional purposes) selected jointly by the Indemnified Parties if there is more than one Indemnified Party. After notice from an Indemnifying Party to any Indemnified Party of such Indemnifying Party’s election to assume the defense or the action, the Indemnifying Party will not be liable to such Indemnified Party pursuant to this Section 5 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party has employed counsel in accordance with the proviso of the preceding sentence, or (ii) the Indemnifying Party has not employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after the notice of the commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

5.4    Contribution. If the indemnification provided for in this Section 5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such liabilities, as well as any other relevant equitable considerations, including the relative benefits received from the offering. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The relative benefits received by the Indemnifying Party and the Indemnified Party shall be deemed to equal the total net proceeds received by it in the sale of Registrable Common. The amount paid or payable by a party as a result of the liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 5.1, 5.2 and 5.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that the total amount to be contributed by such Holder shall be limited to the net proceeds received by such Holder in the sale of Registrable Common. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.    Cooperation. Any Holder whose Registrable Common are to be included in a Registration Statement either filed pursuant to a demand or as part of a Company registration agrees to cooperate with all reasonable requests by the Company necessary to effectuate the purposes of this Agreement, including by timely providing the Company with all information necessary to prepare and file a registration statement. The Company shall cooperate with each Holder of Registrable Common, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers. The Company shall take all other steps reasonably necessary to effect the registration and disposition of the Registrable Common contemplated hereby.

7.    Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

7.1    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement;

7.2    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

7.3    so long as the Holder owns any Registrable Common, forthwith upon request (i) furnish to any Holder a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) furnish to any Holder a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) take such further action and furnish such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

8.    Miscellaneous.

8.1    Waivers, Amendments and Approvals. In each case in which the approval of the Holder is required by the terms of this Agreement, such requirement will be satisfied by a vote or the written action of Holders of at least a majority of the Registrable Common held by all the Holders, unless a higher percentage is specifically required by the terms of this Agreement. Any term or provision of this Agreement requiring performance by or binding upon the Company or the Holders may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and the Holders of at least a majority of the Registrable Common held by all the Holders. Any amendment or waiver effected in accordance with this Section will be binding upon all of the Holders (including permitted assigns pursuant to Section 8.5 hereof). The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof will not be deemed to constitute a waiver of any other default or succeeding breach or default. Written notice of any such waiver, consent or agreement of amendment, modification or supplement will be given to the record Holder of Registrable Common who did not give written consent thereto.

8.2    Notices. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered either by (i) personal delivery, (ii) registered or certified airmail, postage prepaid or (iii) facsimile, as follows:

  8.2.1    to a Holder, addressed to such Holder at the address set forth in the Purchase Agreement.

  8.2.2    to the Company, to:
                      Petro Resources Corporation
                      5100 Westheimer, Suite 200
                      Houston, TX 77056
                      Attention: Wayne P. Hall
                      Fax: (713) 968-9283

and such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

8.3    Entire Agreement. This Agreement, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

8.4    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of each the other party (other than by merger); provided, however, that each Purchaser may assign all of its rights or obligations hereunder without the consent of the Company, to an Affiliate of such Purchaser or in connection with a private sale or transfer of 50% or more of the shares of Series A Preferred Stock or Registrable Common to a third party (or to one or more third parties that are Affiliates).

8.5    Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

8.6    Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement will impair any such right, power or remedy of such party nor will it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach of default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing.

8.7    Governing Law. This Agreement will be governed by and construed under the laws of the State of Delaware, without regard to the conflict of laws principles thereof.  Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Delaware located in the State of Delaware or of the United States of America within the State of Delaware and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

8.8    Counterparts. This Agreement may be executed concurrently (including facsimile signatures) in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

8.9    Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, will be given effect separately from the provision or provisions determined to be illegal or unenforceable and will not be affected thereby.

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

PETRO RESOURCES CORPORATION

By:       /s/ Wayne P. Hall
             Wayne P. Hall, Chief Executive Officer

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SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

TOURADJI GLOBAL RESOURCES MASTER FUND, LTD

By: Touradji Capital Management LP its Investment Manager

By: /s/ Thomas S. Dwan
Name: Thomas S. Dwan
Title: Chief Financial Officer

TOURADJI DEEPROCK MASTER FUND, LTD

By: Touradji Capital Management LP its Investment Manager

By: /s/ Thomas S. Dwan
Name: Thomas S. Dwan
Title: Chief Financial Officer

Address for Notice: Touradji Global Resources Master Fund, Ltd. Touradji DeepRock Master Fund, Ltd. Attn: Thomas S. Dwan 101 Park Avenue 47th Floor New York, NY 10178